Exhibit 99.2

Proprietary - Navitas Semiconductor - All Rights Reserved Navitas + Claros: Breaking the AI Infrastructure Power Wall with full grid - to - xPU play August 2026

# Legal Notice

**Cautionary Note Regarding Forward-Looking Statements**

Any forward-looking statements contained in this investor presentation are included pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. From time to time, oral or written forward-looking statements may also be included in other information released to the public. These forward-looking statements are intended to provide the Company's and Claros' respective management's current expectations or plans for the Company's future operating and financial performance, based on assumptions currently believed to be valid. Words such as "anticipate," "believe," "estimate," "expect," "intend," "plan," "project," "may," "will," "would," "could," "should," and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these words. All forward-looking statements involve risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied in the forward-looking statements. These statements, including statements regarding the merger (the Mergers) contemplated by that certain Agreement and Plan of Merger (the Merger Agreement), by and among the Company, Claros, Compass Merger Sub 1 Inc., Compass Merger Sub 2 LLC, and Shareholder Representative Services LLC, the expected timing of the closing of the Mergers, and the anticipated benefits and prospects of the combined company, are based on management's current expectations and are subject to risks and uncertainties that could cause actual results to differ materially, including, among others: the risk that the Mergers may not be completed in a timely manner or at all; the failure to satisfy the other conditions to the closing of the Mergers; the effect of the announcement, pendency or completion of the transaction on the market price of the Common Stock; the effects of business disruption resulting from the announcement or pendency of the Mergers; the diversion of management's attention and resources from ongoing business operations; the effect of the transaction on the parties' ability to retain and hire key personnel and to maintain relationships with customers, suppliers and other business partners; restrictions during the pendency of the transaction that may limit the parties' ability to pursue business opportunities or strategic transactions; the risk that the anticipated benefits, synergies and cost savings may not be realized within the expected timeframe or at all; the difficulties and costs of integrating the two businesses; significant transaction costs and/or unknown or inestimable liabilities; the occurrence of any event that could give rise to termination of the Merger Agreement; the risk of stockholder litigation in connection with the transaction; the impact of macroeconomic and market conditions, including economic downturns, international conflict, trade disputes and tariffs; and the other risks identified in the Company's filings with the SEC. There can be no assurance that the Mergers will in fact be consummated in the manner described or at all. These forward-looking statements speak only as of the date of this investor presentation and neither the Company nor Claros undertakes any obligation to update any forward-looking statement, except as required by applicable law.

**Intellectual Property Notice**

This investor presentation is the intellectual property of Navitas Semiconductor and its affiliates. No unauthorized reproduction, distribution or use is permitted. All rights reserved. Any third-party names, logos, marks or products are the intellectual property of their respective owners and no endorsement or affiliation is implied. Information from third party sources is believed to be reliable and is provided as of the original publication date. Navitas undertakes no obligation to update this presentation.

3 Confidential and/or Proprietary - Navitas Semiconductor S ummary Navitas enters into agreement to acquire Claros for an estimated $234.8 million : Approximately $216.0 million to be paid at closing in a combination of cash and shares of Navitas Class A common stock, par value $0.0001 per share (Common Stock), 1 and the remainder to paid in shares of Common Stock on the achievement of certain business milestones during the two years following the closing date. Certain continuing Claros employees will be eligible to receive performance based compensation, payable in shares of Common Stock, based on the achievement of these same business milestones. Expected Transaction Benefits: • Continuation of Navitas 2.0 transformation and extension of Navitas' AI infrastructure portfolio from Grid - to - xPU : GaN , high voltage and ultra high voltage SiC , VPD & IVR • Doubles Navitas’ 2030 SAM to over $8 billion : $3.5 billion for GaN /SIC in high power markets with core focus on AI Infrastructures, $3.5 billion for IVR/VPD and $1 billion for new JFET portfolio • Expands IP, engineering and technology capabilities across digital control, passive integration, leading - edge mixed signals, and advanced 2D/3D packaging • Strengthens financial model through mid - to long - term revenue acceleration, margin expansion and preserves commitment to profitability : additional growth accelerator from 2028 - 29 onward alongside strong organic 800V HVDC GaN and SiC growth in AI infrastructure, remain committed to path to profitability with no anticipated material changes to previous timeline • 1 The value of shares of Common Stock that comprise the merger consideration was determined based on the closing share price of a share of Common Stock on August 21, 2026, which was $12.97.

4 Confidential and/or Proprietary - Navitas Semiconductor The AI Infrastructure ‘Power Wall’ AC - DC PSUs are reaching their limits as AI power accelerates IT trays are limited by low voltage distribution losses IT racks are constrained by power density & distribution losses Legacy transformers are bulky, inefficient & inflexible xPUs performance restricted by lateral power delivery Line Frequency Transformer AC - DC (48V) Power Supplies IT rack 48V power distribution IT tray 48V - 12V - 1V xPU ( GPU, CPU, TPU, NPU, DPU, ASIC)

# Breaking the AI Infrastructure 'Power Wall' with Grid-to-xPU play

Navitas

Solid State Transformers (SST) → AC-DC 3-Ph. Power Supplies → Sidecar + IT rack 800V power distribution → IT tray 800V native → xPU (GPU, CPU, TPU, NPU, DPU, ASIC)






IT
Rack
Side
car




xPU
VPD / IVR

SSTs convert Grid voltage directly to 800V DC

**UHV SiC**

High rack power drives 3-Phase high-density PSUs

**HV SiC**

AC-DC , DC-DC power shelves & BBUs move to sidecar with 800V output

**GaN + SiC**

800V server trays requiring high-density DC/DC conversion closer to xPU

**GaN**

Vertical power delivery enables speed, efficiency, & performance at <1V operation

**VPD + IVR**

5 Confidential and/or Proprietary - Navitas Semiconductor

6 Confidential and/or Proprietary - Navitas Semiconductor Anticipated Benefits include Grid - to - xPU , More Than 2x SAM, Expanded Capabilities • Navitas 2.0 and grid - to - xPU : same strategy and focus on AI Infrastructures with high power products, broadened portfolio • Doubling SAM expansion to $8B upon transaction completion • Claros' VPD & IVR technologies will complement GaNFast in delivering highest power density closest to the xPU . Together with GeneSiC, Navitas offers complete portfolio to power from Grid - to - xPU • Deepens Navitas’ engagement with hyperscalers , merchant power OEM/ODM and xPU vendors by solving power density close to the xPU • Expands technology, engineering and capabilities in digital controller for power conversion, integration of passives, & advanced 2D/3D packaging GaN & SiC $3.5 B JFET $1.0 B VPD & IVR $3.5 B $0 $1 $2 $3 $4 $5 $6 $7 $8 Navitas SAM (post - Acquisition)

7 Confidential and/or Proprietary - Navitas Semiconductor Stronger Financial Model • Current organic plan and short - to mid - term (2027/2028) financial model remain unchanged • Revenue acceleration expected from VPD & IVR (2028/2029), alongside organic AI Infrastructures driven GaN and SiC growth • Remain committed to path to profitability with no anticipated material change to timeline +

8 Confidential and/or Proprietary - Navitas Semiconductor Navitas & Claros Will Completes ‘Grid - to - xPU ’ AI Power Portfolio 6 V DC VPD IVR 0.7x V DC xPU • Navitas + Claros create a complete Grid - to - xPU power platform • Combining Navitas’ GaN and HV & UHV SiC leadership with Claros’ VPD & IVR technology strengthens leadership in AI infrastructure • Breaking the AI infrastructure Power Wall and enables the next generation of AI computing MV GRID SOLID STATE TRANSFORMER 34.5 kV AC 24.5 kV AC 13.8 kV AC 800 V DC ± 400 V DC IT RACK HVDC PROTECTION HV DC - DC 800 V DC ± 400 V DC SSCB SERVER BOARD

Proprietary - Navitas Semiconductor - All Rights Reserved Speed and decisiveness One team, one mission Trust, respect and collaboration Ownership and accountability Results driven Navitas Semiconductor Our Core Values